The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

HarborView Mortgage Pass-Through Certificates
Series 2003-3
Mortgage Loans
Preliminary Collateral Information
As of the Statistical Cut-off Date

Total Current Balance:	$289,716,945
Total Original Balance:	$290,120,326

Number Of Loans:	899

			Minimum		Maximum
Average Current Balance:	$322,266		$35,667		$2,500,000
Average Original Amount:	$322,714		$35,667		$2,500,000

Weighted Average Gross Coupon:	2.195%		1.750%		5.000%
Weighted Average Gross Margin:	2.566%		2.150%		4.175%
Weighted Average Max Int Rate:	9.950%		9.950%		9.950%

Weighted Average Original LTB:	69.91%		15.17%		95.00%

Weighted Average Neg Amort Limit:	115		110		115
Weighted Average Period Pay Cap:	7.5		7.5		7.5

Weighted Average FICO Credit Score:	720		621		833

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	360	months	353	months	360	months
Weighted Average Seasoning:	0	months	0	months	7	months

Weighted Average Next Rate Reset:	3	months	1	months	4	months
Weighted Average Rate Adj Freq:	1	months	1	months	1	months
Weighted Average Pmt Adj Freq:	12	months	12	months	12	months

Top State Concentrations ($):	43.13 % California, 13.32 % Florida, 7.24 % Massachusetts
Maximum Zip Code Concentration ($):	1.65% 92660

First Pay Date:			May 01, 2003		Jan 01, 2004
Paid To Date:			Sep 01, 2003		Nov 01, 2003
Mature Date:			Apr 01, 2033		Dec 01, 2033

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Statistical	Statistical
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
35,667 - 50,000	6	$244,657.00	0.08%
50,001 - 100,000	100	8,212,000.73	2.83
100,001 - 150,000	120	15,400,160.73	5.32
150,001 - 200,000	151	26,624,261.93	9.19
200,001 - 250,000	105	23,584,537.93	8.14
250,001 - 300,000	92	25,402,193.85	8.77
300,001 - 350,000	73	23,677,597.88	8.17
350,001 - 400,000	53	20,084,068.73	6.93
400,001 - 450,000	38	16,285,756.28	5.62
450,001 - 500,000	30	14,295,690.40	4.93
500,001 - 550,000	21	10,998,920.46	3.80
550,001 - 600,000	20	11,531,880.74	3.98
600,001 - 650,000	15	9,401,084.04	3.24
650,001 - 700,000	11	7,454,270.00	2.57
700,001 - 750,000	4	2,868,315.32	0.99
750,001 - 800,000	4	3,124,750.00	1.08
800,001 - 850,000	4	3,224,701.47	1.11
850,001 - 900,000	4	3,533,446.75	1.22
900,001 - 950,000	5	4,588,740.03	1.58
950,001 - 1,000,000	19	18,756,351.70	6.47
1,050,001 - 1,100,000	2	2,182,779.83	0.75
1,250,001 - 1,300,000	2	2,551,500.00	0.88
1,300,001 - 1,350,000	1	1,344,961.86	0.46
1,350,001 - 1,400,000	2	2,745,000.00	0.95
1,400,001 - 1,450,000	1	1,450,000.00	0.50
1,450,001 - 1,500,000	5	7,462,500.00	2.58
1,650,001 - 1,700,000	1	1,700,000.00	0.59
1,700,001 - 1,750,000	1	1,722,500.00	0.59
1,750,001 - 1,800,000	1	1,800,000.00	0.62
1,800,001 - 1,850,000	1	1,829,750.00	0.63
1,850,001 - 1,900,000	1	1,883,990.31	0.65
2,000,001 - 2,050,000	1	2,034,500.00	0.70
2,250,001 - 2,300,000	3	6,856,077.00	2.37
2,350,001 - 2,400,000	1	2,360,000.00	0.81
2,450,001 - 2,500,000	1	2,500,000.00	0.86
Total	899	$289,716,944.97	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Statistical	Statistical
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
COST OF FUNDS	205	$55,711,426.39	19.23%
LIBOR	501	174,414,668.72	60.20
MTA	193	59,590,849.86	20.57
Total	899	$289,716,944.97	100.00%

			% of Aggregate
		Statistical	Statistical
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.75000 - 2.00000	638	$203,751,709.93	70.33%
2.00001 - 2.50000	166	45,230,404.68	15.61
2.50001 - 3.00000	49	27,631,496.31	9.54
3.00001 - 3.50000	15	6,072,375.52	2.10
3.50001 - 4.00000	11	2,788,406.56	0.96
4.00001 - 4.50000	13	2,677,841.35	0.92
4.50001 - 5.00000	7	1,564,710.62	0.54
Total	899	$289,716,944.97	100.00%

			% of Aggregate
		Statistical	Statistical
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360 - 360	899	$289,716,944.97	100.00%
Total	899	$289,716,944.97	100.00%

			% of Aggregate
		Statistical	Statistical
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
353 - 360	899	$289,716,944.97	100.00%
Total	899	$289,716,944.97	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Statistical	Statistical
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	510	$173,585,920.21	59.92%
PUD	191	64,855,648.07	22.39
Condominium	139	34,675,061.26	11.97
Two-Four Family	59	16,600,315.43	5.73
Total	899	$289,716,944.97	100.00%

			% of Aggregate
		Statistical	Statistical
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	365	$121,676,937.36	42.00%
Rate/Term Refinance	297	91,081,142.45	31.44
Cash Out Refinance	237	76,958,865.16	26.56
Total	899	$289,716,944.97	100.00%

			% of Aggregate
		Statistical	Statistical
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	601	$225,540,146.41	77.85%
Investor	246	49,298,709.86	17.02
Second Home	52	14,878,088.70	5.14
Total	899	$289,716,944.97	100.00%

			% of Aggregate
		Statistical	Statistical
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.150 - 2.500	445	$164,724,120.65	56.86%
2.501 - 3.000	308	87,087,638.93	30.06
3.001 - 3.500	129	34,102,009.11	11.77
3.501 - 4.000	16	3,494,426.28	1.21
4.001 - 4.175	1	308,750.00	0.11
Total	899	$289,716,944.97	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Statistical	Statistical
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM INTEREST RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 9.950	899	$289,716,944.97	100.00%
Total	899	$289,716,944.97	100.00%

			% of Aggregate
		Statistical	Statistical
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MINIMUM INTEREST RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.950 - 2.000	18	$4,580,531.81	1.58%
2.001 - 2.500	439	160,672,091.37	55.46
2.501 - 3.000	297	85,856,281.72	29.63
3.001 - 3.500	126	34,230,941.09	11.82
3.501 - 4.000	16	3,494,426.28	1.21
4.001 - 4.500	2	584,150.00	0.20
4.501 - 4.950	1	298,522.70	0.10
Total	899	$289,716,944.97	100.00%

			% of Aggregate
		Statistical	Statistical
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CHANGE DATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
07/01/03	1	$97,542.29	0.03%
10/01/03	16	7,748,111.45	2.67
11/01/03	106	32,025,413.16	11.05
12/01/03	169	58,093,825.49	20.05
01/01/04	324	100,744,887.58	34.77
02/01/04	277	89,182,645.00	30.78
03/01/04	6	1,824,520.00	0.63
Total	899	$289,716,944.97	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Statistical	Statistical
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 60.00	150	$55,065,351.91	19.01%
60.01 - 65.00	79	34,748,592.34	11.99
65.01 - 70.00	149	48,010,485.87	16.57
70.01 - 75.00	142	53,049,588.72	18.31
75.01 - 80.00	297	81,202,122.85	28.03
80.01 - 85.00	9	1,779,729.08	0.61
85.01 - 90.00	32	6,860,919.91	2.37
90.01 - 95.00	41	9,000,154.29	3.11
Total	899	$289,716,944.97	100.00%

			% of Aggregate
		Statistical	Statistical
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINATOR DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	425	$165,712,898.21	57.20%
Full Documentation	268	71,847,778.93	24.80
Alternative Documentation	206	52,156,267.83	18.00
Total	899	$289,716,944.97	100.00%

			% of Aggregate
		Statistical	Statistical
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
621 - 650	39	$12,910,296.07	4.46%
651 - 700	255	89,196,521.29	30.79
701 - 750	370	113,689,276.34	39.24
751 - 800	220	70,523,213.76	24.34
801 - 833	15	3,397,637.51	1.17
Total	899	$289,716,944.97	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Statistical	Statistical
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Alabama	2	$480,700.00	0.17%
Alaska	3	565,947.51	0.20
Arizona	13	1,397,591.93	0.48
California	297	124,964,336.93	43.13
Colorado	47	16,683,136.88	5.76
Connecticut	17	2,798,552.91	0.97
Delaware	2	748,500.00	0.26
District of Columbia	1	497,000.00	0.17
Florida	141	38,586,254.24	13.32
Georgia	13	2,312,956.01	0.80
Hawaii	3	3,500,000.00	1.21
Idaho	6	1,728,554.77	0.60
Illinois	26	9,253,140.63	3.19
Indiana	9	1,591,600.00	0.55
Iowa	1	61,490.00	0.02
Kansas	3	514,672.60	0.18
Kentucky	6	805,200.00	0.28
Louisiana	1	76,348.00	0.03
Maine	2	1,700,000.00	0.59
Maryland	4	771,029.20	0.27
Massachusetts	58	20,964,047.56	7.24
Michigan	18	4,697,307.77	1.62
Minnesota	24	5,542,303.12	1.91
Missouri	4	985,825.00	0.34
Montana	2	478,750.00	0.17
Nevada	13	3,885,522.82	1.34
New Hampshire	6	1,412,040.33	0.49
New Jersey	20	6,145,324.95	2.12
New Mexico	7	1,164,709.26	0.40
New York	9	4,047,510.45	1.40
North Carolina	11	2,884,549.32	1.00
North Dakota	2	286,110.52	0.10
Ohio	20	3,291,305.23	1.14
Oklahoma	1	115,000.00	0.04
Oregon	12	3,323,600.00	1.15
Pennsylvania	10	2,631,192.74	0.91
Rhode Island	1	200,000.00	0.07
South Carolina	3	790,972.00	0.27
South Dakota	1	127,500.00	0.04
Tennessee	9	1,064,433.00	0.37
Texas	20	4,842,838.57	1.67
Utah	13	2,405,069.69	0.83
Virginia	7	2,129,512.79	0.74
Washington	18	5,192,456.18	1.79
West Virginia	1	301,150.00	0.10
Wisconsin	12	1,770,902.06	0.61
Total	899	$289,716,944.97	100.00%